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

Bell Atlantic                                                           GTE
  [LOGO]                                                               [LOGO]


                               Investor Meetings

                                                         Bell Atlantic     GTE
                                                            [LOGO]        [LOGO]

Changing Marketplace



                          Largest US Telecom Companies
                       Market Capitalization ($ billions)

1988

$ billions

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

AT&T   BellSouth   Bell Atl   PacTel     GTE   Ameritech   NYNEX     SWB     USW     MCI   TCI   Contel
----   ---------   --------   ------     ---   ---------   -----     ---     ---     ---   ---   ------
37.3        20.2       15.6     15.6    15.4        14.8    14.5    14.2    11.6     8.2     6      4.3


1999

$ billions

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

SBC-AIT    AT&T    MCI Worldcom*   GTE-BEL    BellSouth    Time Warner*  Sprint*  MediaOne*  Qwest*  GC/Frontier*  Level 3*   USW
-------    ----    -------------   -------    ---------    ------------  -------  ---------  ------  ------------  --------   ---
184.5     168.6           165.9        156         86.8           83.7     67.9       46.3    31.7          31.4      29.6   28.1

Comcast*    Cox*    Nextel*
--------    ----    -------
   22.8    19.6       10.6

*    New entrant


                                    SLIDE 2

                                                         Bell Atlantic     GTE
                                                            [LOGO]        [LOGO]

Pre-Merger Focus Areas

*    GTE

     -    Customized, bundled customer solutions

     -    Strong IP & data capabilities

     -    National presence

     -    Global reach

     -    Strong financial position




*    Bell Atlantic

     -    Drive operating and financial performance

     -    Growth of core businesses

     -    New growth opportunities

          o    Local broadband

          o    Global data and long distance

          o    Global wireless



                  ---------------------------------------------
                  Existing focus areas are highly complementary
                  ---------------------------------------------


                                    SLIDE 3

                                                         Bell Atlantic     GTE
                                                            [LOGO]        [LOGO]

A Great Fit

--------------------------------------    --------------------------------------
Domestic Telephony                        Data / Enterprise
Local assets in 76 of top                 Internet backbone (BBN)
100 markets                               17,000 mile national broadband network
33 million households*                    Heavy concentration of
60+ million access lines*                 high-end business customers
Significant LD opportunity                --------------------------------------
--------------------------------------

--------------------------------------    --------------------------------------
Domestic Wireless                         International
13 million subscribers*                   Investments in Europe, Asia,
141 million POPs*                         Canada and Latin America in
Compatible CDMA Technology                more than 30 countries
--------------------------------------    40% of international LD traffic
                                          originates in our markets
                                          --------------------------------------


* Includes proposed acquisition of Ameritech cellular properties and does not reflect any transactions to resolve wireless overlaps or GTE's announced sale of access lines


                                    SLIDE 4

                                                         Bell Atlantic     GTE
                                                            [LOGO]        [LOGO]



Horizontal Fit -
Wireline + GNI


     [Map of United States showing Bell Atlantic and GTE wireline markets and GTE's National High-Speed Data Network]


                                    SLIDE 5

                                                         Bell Atlantic     GTE
                                                            [LOGO]        [LOGO]

Horizontal Fit - Wireless + Ameritech Acquisition


 [MAP OF UNITED STATES SHOWING BELL ATLANTIC AND GTE CELLULAR PROPERTIES, THE
    PROPOSED ACQUISITION OF AMERITECH'S CELLULAR PROPERTIES AND PRIMECO PCS
                                  PROPERTIES]





                                    SLIDE 6

                                                         Bell Atlantic     GTE
                                                            [LOGO]        [LOGO]

Horizontal Fit - International Market Presence





[WORLD MAP SHOWING COUNTRIES WHERE BELL ATLANTIC AND GTE HAVE MARKET PRESENCE]





      ---------------------------------------------------------------------
      40% of All U.S. International Traffic Originates in GTE/BEL Territory
      ---------------------------------------------------------------------


                                    SLIDE 7

                                                         Bell Atlantic     GTE
                                                            [LOGO]        [LOGO]

Key Vertical Benefits

                                 Bell Atlantic
                                     [LOGO]

*    Access to GTE's Internetworking capabilities & network

*    Increased revenue & earnings growth

*    Diversify out of northeast region to higher growth regions

                                       GTE
                                     [LOGO]

*    Access to Bell Atlantic's communication-intensive customer base

*    Increase earnings growth to the upper end of stated range

*    Enhanced scale & scope to support growth


                                    SLIDE 8

                                                         Bell Atlantic     GTE
                                                            [LOGO]        [LOGO]


Vertical Fit - Bundling & Customized Solutions



*    Platforms

     -    Ordering

     -    Provisioning

     -    Database marketing

     -    Billing for new & traditional services


                   -------------------------------------------
                   GTE's scalable bundling platform will serve
                          400,000 customers by year-end
                   -------------------------------------------


                                    SLIDE 9

                                                         Bell Atlantic     GTE
                                                            [LOGO]        [LOGO]

Bundling/Customized Solutions



*    Expectations

     - GTE's LD and out-of-franchise experience puts BEL ahead of its current capabilities & saves cost of developing its own platforms

     -    Bundling helps capture long distance marketshare

     - Merged company will have capability to offer bundling and customized solutions on national basis


                                   SLIDE 10

                                                         Bell Atlantic     GTE
                                                            [LOGO]        [LOGO]

Vertical Fit - Data

Access


Transport


Value-Added
Services


     *    Bell Atlantic region represents 30% of US data market

     *    Expand Bell Atlantic's existing market share

     * Combined company will be facilities-based player with national presence and global reach


                                   SLIDE 11

                                                         Bell Atlantic     GTE
                                                            [LOGO]        [LOGO]


Vertical Fit -Best Data Opportunities


Consumer

     *    ADSL           *    Internet access/
     *    ISDN                services
     $9B market          46% CAGR



Large
Business


     *    Data transport       *    Security
     *    Web hosting          *    Network mgt./
                                    integration
     *    VPN
     $45B market               23% CAGR


Small
Business


     *    Internet access/     *    VPN
          services             *    Security

     *    Messaging
     *    Web hosting

     $22B market               23% CAGR


                                   SLIDE 12

                                                         Bell Atlantic     GTE
                                                            [LOGO]        [LOGO]

Market Opportunities


                            US Telecom Market Growth
                                  ($ billions)

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]


1998    1999    2000    2001    2002    2003
$350   $394     $443    $498    $561    $632


                                   SLIDE 13

                                                         Bell Atlantic     GTE
                                                            [LOGO]        [LOGO]

Market Opportunities


                      Projected US Telecom Revenues in 2003

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]


Consumer               36%
Large Business*        35%
Small Business         19%
Wholesale              10%


*    Large Business - Annual telecom spending greater than $240K


                                   SLIDE 14

                                                         Bell Atlantic     GTE
                                                            [LOGO]        [LOGO]

Combined Company Profile


*    Fortune 10 company

*    Best-in-industry match of assets & markets

*    Facilities-based national & global operator

     -    Scale & scope

     -    End-to-End connectivity

*    Immediate synergies, sustainable earnings growth


                -------------------------------------------------
                      Creates one of a handful of top-tier
                telecommunications companies for the next century
                -------------------------------------------------



                                   SLIDE 15

                                                         Bell Atlantic     GTE
                                                            [LOGO]        [LOGO]


Strong Financial Position



*    The combined GTE-Bell Atlantic will have

     -    Assets and markets to drive earnings growth

          o    Accretive to earnings in year 1 (for both companies' shareowners)

          o    Cash flow positive in year 1

          o    Revenue growth target: 10%-plus by year 3

          o    EPS growth target: 13-15% for years 1 & 2, & 15%-plus by year 3


                                   SLIDE 16

                                                         Bell Atlantic     GTE
                                                            [LOGO]        [LOGO]

Governance


                               Board of Directors


                           Chuck Lee             Ivan Seidenberg
                           Chairman                 President
                            Co-CEO                   Co-CEO






                          * Equal board representation

                          * Defined succession process


                      ------------------------------------
                      Deep and experienced management team
                      ------------------------------------


                                   SLIDE 17

                                                         Bell Atlantic     GTE
                                                            [LOGO]        [LOGO]

Merger Activity Update

*    Regulatory approvals and timeline

*    Integration process

*    Synergy overview

*    Valuation

*    Management priorities


                                   SLIDE 18

                                                Bell Atlantic         GTE
                                                    [LOGO]          [LOGO]


Regulatory Approvals and Timeline


*    Shareholder vote                    ->       GTE - May 18
                                                  BEL - May 19

*    DOJ review                          ->       2nd Quarter 1999

*    FCC approval                        ->       3rd Quarter 1999

*    Final state approvals               ->       4th Quarter 1999

*    Anticipated closing                 ->       4th Quarter 1999


                     --------------------------------------
                     Momentum Building - 28 States Approved
                     --------------------------------------


                                   SLIDE 19

                                                         Bell Atlantic     GTE
                                                            [LOGO]        [LOGO]


Merger Integration Teams

          -------------------------------------------------------

          Chuck Lee                               Ivan Seidenberg

          -------------------------------------------------------

 ------------           ----------            ---------       ------------
    Legal,                Finance              Wireless          Telecom
  Regulatory                 &                                   Network
 & Government           HQ Support                            & Operations
   Affairs
 ------------           ----------             ---------      ------------

 ------------           ----------          --------------    -------------

   Human                Enterprise          Small Business    International
 Resources               Business             & Consumer       & Directory

 ------------           ----------          --------------    -------------


                         Key Goals:

                         * Strategy alignment

                         * Best practice identification

                         * Retention of key personnel


                          ----------------------------
                          Focused on Quick Integration
                          ----------------------------


                                   SLIDE 20

                                                         Bell Atlantic     GTE
                                                            [LOGO]        [LOGO]

Synergy Overview


*    Leverage previous merger experiences

     -    BEL/NYN, GTE/Contel

*    Disciplined review of opportunities

*    Business unit manager accountability for synergy achievement

*    $2B in revenue synergies*

*    $2B in expense synergies

*    $500M in capex synergies


                    -----------------------------------------
                    Acceleration of synergies provides upside
                    -----------------------------------------


*    With EBIT margin of 25% in year 3


                                   SLIDE 21

                                                         Bell Atlantic     GTE
                                                            [LOGO]        [LOGO]

Revenue Synergies



                                                        Annual Revenue Run Rate
($ in billions)                                      Year 1    Year 2     Year 3
--------------------------------------------------------------------------------
Vertical Services                                     $0.1       $0.2       $0.3
   -Best Practices

Long Distance                                         $0.1       $0.1       $0.2
   -National Sales

Large Business                                        $0.2       $0.3       $0.5
   -Leverage BEL Accounts Nationally

Enhanced Data                                         $0.2       $0.3       $0.5
   -Full Suite of Services

IP & Hosting                                          $0.2       $0.3       $0.5
   -New Products & Combined Selling

                                                      ----       ----       ----
Total Revenue                                         $0.7       $1.2       $2.0

EBIT @ 25% Margin                                     $0.2       $0.3       $0.5


                                   SLIDE 22

                                                         Bell Atlantic     GTE
                                                            [LOGO]        [LOGO]

Revenue Synergy Opportunities


*    Increase vertical service penetration

     -    Caller ID penetration example: GTE = 20% BEL = 26%

*    Long distance

     -    Accelerate BEL penetration through use of GTE experience

*    Large Business

     - Leverage bundling opportunities from BEL customer relationships and GTE nationwide capabilities

*    Data

     -    Full suite of product services with National/Global network


                                   SLIDE 23

                                                         Bell Atlantic     GTE
                                                            [LOGO]        [LOGO]

Expense Synergies


                                                       Annual Expense Run Rate

($ in billions)                                     Year 1     Year 2     Year 3
--------------------------------------------------------------------------------
Corporate Overheads                                   $0.1       $0.2       $0.3
   -Staff Consolidation

Telephone Operations                                  $0.3       $0.6       $0.9
   -Eliminate Redundancies

LD Transport                                          $0.1       $0.2       $0.3
   -BEL Traffic on GTE LD Network

Wireless                                              $0.1       $0.1       $0.2
   -Margin Improvement

Other Operational Savings                             $0.1       $0.2       $0.3
                                                      ----       ----       ----

Total Expense                                         $0.7       $1.3       $2.0


                                   SLIDE 24

                                                         Bell Atlantic     GTE
                                                            [LOGO]        [LOGO]

Expense Synergy Opportunities



*    Telephone operations

     -    Common platforms and applications

     -    Procurement

     -    Productivity enhancements

*    Long distance

     -    Cost avoidance related to BEL LD

     -    BEL LD traffic on GNI facilities

*    Wireless

     -    Regional clustering

     -    Procurement

     -    Systems & billing

*    Headquarters consolidation


                                   SLIDE 25

                                                         Bell Atlantic     GTE
                                                            [LOGO]        [LOGO]

Capital Synergies

($ in billions)                               Year 1        Year 2        Year 3
--------------------------------------------------------------------------------
Wireline                                        $0.1          $0.3          $0.4

LD/Data/Wireless                                $0.1          $0.1          $0.1
                                                ----          ----          ----

Total                                           $0.2          $0.4          $0.5

*    Common network operating platforms

* Cost avoidance related to LD, data, and Internet backbone construction programs

*    Increased scale drives additional volume discounts and procurement leverage


                                   SLIDE 26

                                                         Bell Atlantic     GTE
                                                            [LOGO]        [LOGO]


Sum-Of-The-Parts

                              Valuation methodology                        $ per Share*
----------------------------------------------------------------------------------------
Domestic Wireline             20 - 25% discount to market multiple           $60 - $65

Domestic Wireless             10x - 12x `99 Cellular EBITDA                   12 -  14
                              $75 per POP for PCS
Data (Fiber Assets/BBN)       Market Comparables/Asset Values                 11 -  13
International                 Public Market/Comparables                        7 -   8
Directory & Other             8x `99 Directory EBITDA                          8 -  10
                                                                             ---------
Subtotal                                                                      98 - 110
NPV Synergies                                                                        7
                                                                             ---------
Firm Value                                                                   105 - 117
Less Net Debt                                                                      (15)
                                                                  --------------------
Equity Value                                                      $90 - $100 per share
                                                                  --------------------

                     --------------------------------------
                     Equity Trading at Significant Discount
                     --------------------------------------

*Assumes 2.76 billion Combined Company shares outstanding


                                   SLIDE 27

                                                         Bell Atlantic     GTE
                                                            [LOGO]        [LOGO]

Historical Drivers of Market Discount


Revenue Growth                     ->        Move to Double-Digit
EPS Growth                         ->        Moving to 15% sustainable target
Regulatory Issues                  ->        First RBOC into LD
Asset/Geographic Profile           ->        Shift to National Growth Asset Base


                                   SLIDE 28

                                                         Bell Atlantic     GTE
                                                            [LOGO]        [LOGO]


Financial Review

*    The combined GTE-Bell Atlantic will have:

     -    Assets and markets to drive earnings growth

          o    Accretive to earnings in year 1 (for both companies' shareowners)

          o    Cash flow positive in year 1

          o    Revenue growth target: 10%-plus by year 3

          o    EPS growth target: 13-15% for years 1 & 2, & 15%-plus by year 3


                                   SLIDE 29

                                                         Bell Atlantic     GTE
                                                            [LOGO]        [LOGO]

What to Expect

*    New globally branded company

*    Premier telecommunications company

*    Aggressive participation in market growth

*    Aggressive pursuit of synergies

*    Focused strategy on merger execution


                            ------------------------
                            Create Sustainable Value
                            ------------------------


                                   SLIDE 30

                                                         Bell Atlantic     GTE
                                                            [LOGO]        [LOGO]

"Safe Harbor" Statement


This presentation contains statements about expected future events and financial results that are forward-looking and subject to risks and uncertainties. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Discussion of factors that may affect results is contained in our joint proxy materials filed with the Securities and Exchange Commission on April 13, 1999.


                                   SLIDE 31

                                                                               1
                                   CHUCK LEE
                            GTE-BEL INVESTOR TOUR
                               SUGGESTED OUTLINE

I.  INTRODUCTION/OVERVIEW

Our objective is to answer your questions about the merger of GTE and Bell Atlantic. To set the stage for Q&As, I will discuss the big picture behind our merger, and Ivan will present the financial aspects and how we are bringing these two companies together.

                                    [PAUSE]

We announced this merger nine months ago, and everyday, somebody asks if I still feel as good about the merger as I did then. And I tell them, "No! I feel better about it than ever."

There's a chart in your handout (SLIDE 2) that shows how the top US telecom companies have changed in the past 10-1/2 years. Consolidation has reshaped our industry, and I firmly believe the GTE-Bell Atlantic merger joins the right companies at the right time.

II.  HORIZONTAL/VERTICAL STRENGTHS

What distinguishes our merger is that it has both horizontal and vertical advantages.

Horizontally, this merger creates the best national footprint of any company in the industry.

Combined, we will have wireline assets in 76 of the top 100 US markets, which is a significant long distance opportunity. (SLIDE 5)

We also will be the nation's largest wireless carrier, with 13 million subscribers [NOTE: includes Ameritech] and 141 million POPs. (SLIDE 6)

In data, our national fiber network will link every major US city, and we'll have combined international assets concentrated in the high-growth areas of Europe, Asia, Latin America and Canada. (SLIDE 7)

Our international assets and capabilities, themselves, are both horizontal and vertical. We'll have a strong combined global presence, and we can link this presence to the heavy international traffic that originates in our combined domestic territories.

In fact, about 40 percent of US international traffic originates within our combined territories. This merger is more than national. It's a true international play.

Let's look at some of the other vertical aspects of the deal.

In particular, Bell Atlantic gains the new capabilities that GTE has established
- robust data offerings, and bundled and customized solutions. And GTE gains instant market access to a concentrated, telecom-intensive customer base in the nation's highest-value markets. (SLIDE 8)

                                    [PAUSE]

Platforms are the key to successful bundling on a national basis. GTE has developed the best bundling platforms that you'll find anywhere in the industry. And most significantly, our platforms are scaleable, so they can handle dynamic growth. (SLIDE 10)

GTE's bundling and long distance experience puts Bell Atlantic far ahead of its current capabilities, and it saves them the cost of developing these capabilities and platforms on their own.

We've proven that bundling aids customer retention and generates incremental revenue. It also positions us as the customer's first choice when they consider adding more services over time.

Data, of course, is the most exciting service that customers are adding.

The data market encompasses access, transport and value-added services. (SLIDES 11 & 12) And this is a huge opportunity for us.

Bell Atlantic's franchise areas represent 30 percent of the entire US data market.

By targeting GTE's data capabilities at Bell Atlantic's customer base, we believe we can expand Bell Atlantic's share of that ... and generate industry-leading revenue growth.

We see good opportunities - and possess the data capabilities - to capture growth from consumers, small businesses and large business customers.

One of the charts in your handout (SLIDE 12) shows the primary services these customer segments demand - and GTE already has established strong capabilities in these areas.

III.  REVENUE GROWTH BEYOND EXISTING PLANS

In all our merger planning, we are focused on creating a different kind of company - one with materially different assets and capabilities ... and a company that will generate benchmark growth. It's a cataclysmic deal that creates something much greater than the sum of its parts.

Certainly, the opportunity is there. The US market alone will grow from $350 billion last year, to over $630 billion in the year 2003. (SLIDE 13) That's a CAGR of 12.5 percent. And we intend to expand our ground and capture our share of that dynamic growth.

Data will drive the industry's double-digit growth, so a primary focus will be data customers with the highest growth prospects.

The strength of our traditional businesses, combined with efficiencies we derive from the merger, will help support our drive into new areas. Three key points come to mind when I think of our traditional lines of business and our new capabilities:

First, wireless will become ever more pervasive in US and world markets.

Second, we can leverage our existing customer in-roads, bundling platforms and large-scale distribution capabilities to become the provider of choice as customers evolve into ever more complex, and profitable telecom purchasers.

And third, the traditional voice market will continue to expand, and we will take good care of this sector by tying up customer loyalty with bundled offers
- eventually moving them into new data opportunities.

When it all comes together - we will create a new kind of company, which will set the industry benchmark for the next century.

We will be a Fortune 10 company with the industry's best match of assets and markets. We will be a facilities-based player with a national presence and global reach ... and we will mine significant synergies and generate sustainable earnings and revenue growth.
(SLIDE 14)

IV.  REAFFIRM FINANCIAL TARGETS

That's the vision Ivan and I share, and we're very comfortable with the merger's projected impact on revenue and earnings. (SLIDE 15)

In year one, the deal will be accretive to earnings and will be cash-flow positive.

By year 3, revenue growth will exceed 10 percent.

EPS growth will be 13 to 15 percent in years one and two, and will exceed 15 percent by year three.

As co-CEOs, Ivan and I share the responsibility for achieving these results.

So now, I'd like to bring up my co-CEO, partner and friend, who will discuss synergies, merger approvals and organizational integration planning ... as well as the added firepower that we will gain as a combined company.

Ivan ...

                                     # # #

                            BEL / GTE Investor Tour
                               SUGGESTED OUTLINE

             GTE / BEL:  Telecommunications for the New Millennium
             -----------------------------------------------------

                                Ivan Seidenberg
                                ---------------

 .  WE'VE MADE A LOT OF PROGRESS SINCE WE ANNOUNCED THE MERGER LAST JULY. I'LL
   GIVE YOU A QUICK REVIEW OF WHERE WE STAND AND AMPLIFY ON CHUCK'S DISCUSSION OF THE MERGER'S VALUE-CREATING POTENTIAL. I'LL DISCUSS [SLIDE 18]:
                                                           --------
   .  REGULATORY APPROVALS AND TIMELINE
   .  INTEGRATION PROCESS
   .  SYNERGY OUTLOOK
   .  VALUATION
   .  MANAGEMENT PRIORITIES

 .  WE'RE ON COURSE TO GAIN ALL THE NECESSARY APPROVALS [SLIDE 19]:
                                                        --------

   1.  SHAREOWNER VOTE:  MEETINGS SCHEDULED FOR MAY 18 (GTE) AND MAY 19 (BEL).
       ---------------
   2.  DOJ:  EXPECT APPROVAL 2ND QUARTER 1999.
       ---
       .  PROCESS MOVING ALONG AS EXPECTED, WITH NO SIGNIFICANT ISSUES LOOMING
       .  SBC / AMERITECH DEAL APPROVED RECENTLY
       .  RESOLVING THE OUTSTANDING ISSUES OF WIRELESS OVERLAPS
   3.  FCC:  EXPECT APPROVAL 3RD QUARTER 1999.
       ---
       . DELAYED WAIVER REQUEST, PER OUR REQUEST, UNTIL AFTER WE FILE FOR 271 APPROVAL IN NEW YORK
       . IMPROVES THE PROBABILITY OF A FAVORABLE RULING ON LD / DATA RELIEF AND STREAMLINES THE REVIEW PROCESS.
       . AS EXPECTED, THERE IS A LOT OF TALK ABOUT POSSIBLE CONDITIONS RELATING TO LD, COMPETITION. WE'VE BEEN DOWN THIS ROAD BEFORE WITH THE BEL / NYN MERGER - NOTHING ON THE HORIZON WE HAVEN'T ANTICIPATED.

   4.  STATE:  EXPECT ALL APPROVALS 4TH QUARTER 1999.  WE'RE BUILDING MOMENTUM
       -----
               AS THE YEAR ROLLS ON, WITH 28 STATES APPROVED TO DATE.

 . THE APPROVAL PROCESS IS MOVING FORWARD ABOUT AS WE EXPECTED, WITH NO UNEXPECTED ISSUES SURFACING.

       . WE THINK THE LIKELIHOOD OF A SUCCESSFUL 271 APPLICATION IN NEW YORK WILL WORK IN OUR FAVOR AT THE FCC AND IN THE STATES, SINCE IT DEMONSTRATES OUR WILLINGNESS TO OPEN OUR LOCAL MARKETS TO PROMOTE COMPETITION.

 .  WE'RE VERY FOCUSED ON GETTING THIS DEAL CLOSED IN THE 4TH QUARTER 1999, AND
   WE'RE WORKING AGGRESSIVELY TO THAT END.

 .  TURNING NOW TO EXECUTION, WE KNOW HOW IMPORTANT IT IS TO HAVE A PROCESS FOR
   QUICKLY INTEGRATING OUR TWO COMPANIES - PAST MERGER EXPERIENCE (BEL / NYN, GTE / CONTEL) HAS TAUGHT US HOW CRUCIAL IT IS TO HAVE A DISCIPLINED PROCESS TO PLAN A SUCCESSFUL MERGER.

 .  CHUCK AND I ARE BOTH DIRECTLY INVOLVED WITH THIS EFFORT.

 .  WE ALSO HAVE EIGHT INTEGRATION TEAMS [SLIDE 20], LED BY THE SENIOR MANAGERS
                                         --------
   FROM BOTH COMPANIES, FOCUSED ON MAJOR LINES OF BUSINESS. THEIR KEY GOALS ARE:

        .  STRATEGY ALIGNMENT
        .  BEST PRACTICE IDENTIFICATION
        .  RETENTION OF KEY PERSONNEL

 .  SPECIFICALLY, THESE TEAMS HAVE SPENT THE LAST NINE MONTHS IDENTIFYING
   SYNERGIES AND ASSIGNING ACCOUNTABILITY FOR DELIVERING THEM TO BUSINESS UNIT MANAGERS. AS YOU KNOW, WE HAVE A DEMONSTRATED HISTORY OF DELIVERING ON SYNERGY TARGETS AND WE'RE BRINGING THE SAME PASSION FOR EXECUTION TO BEL / GTE PROCESS.

 .  THIS THOROUGH REVIEW PROCESS HAS GIVEN US INCREASED CONFIDENCE THAT WE WILL
   MEET, OR EVEN ACCELERATE, OUR SYNERGY TARGETS:[SLIDE 21]
                                                  --------

   .  $2 B REVENUES  (VALUE-ADDED SERVICES, LD, DATA)
   . $2 B EXPENSE (CORPORATE OVERHEADS, JOINT INFORMATION SYSTEMS, LD TRANSPORT, WIRELESS, OPERATIONAL SAVINGS, PROCUREMENT)
   .  $500 M CAPEX  (PURCHASING VOLUMES, AVOIDED COSTS OF LD / DATA NETWORKS)

 .  ADDITIONAL DETAIL ON SYNERGIES FOUND ON SLIDES 22-26.
                                           ------------

 .  WE'RE VERY CONFIDENT WE WILL HIT THESE NUMBERS, OR BETTER THEM, JUST AS WE
   DID WITH THE BEL / NYN MERGER.

 .  NEW COMPANY HAS BEST COLLECTION OF ASSETS IN THE BUSINESS AND A SIGNIFICANT
   POSITION IN GROWTH MARKETS.

 .  ASSETS SIGNIFICANTLY UNDERVALUED AT CURRENT PRICES - MEANING MERGER PROVIDES
   OPPORTUNITY FOR SHARE APPRECIATION.  [SLIDE 27]
                                         --------

 .  A QUICK "SUM-OF-THE-PARTS" ANALYSIS, USING CURRENT MARKET VALUES FOR
   COMPARABLE ASSETS, YIELDS A SHARE PRICE OF $80 +

   .  DOMESTIC WIRELINE:  20-25% DISCOUNT TO MARKET MULTIPLE
   . DOMESTIC WIRELESS: 10X-12X CELLULAR EBITDA, $75 / POP FOR PCS . DATA: MARKET COMPARABLES / ASSET VALUES
   .  INTERNATIONAL:  PUBLIC MARKET / COMPARABLES
   .  DIRECTORY:  8X EBITDA

 .  WE'VE USED CONSERVATIVE NUMBERS HERE, BUT I THINK YOU GET THE POINT.
   WHATEVER THE SPECIFIC ASSET VALUES YOU COME UP WITH, TWO POINTS ARE CLEAR:

        . NEWCO'S ASSET MIX REFLECTS A MUCH MORE BALANCED AND DIVERSIFIED SET OF ASSETS, WITH A SIGNIFICANT PORTION IN HIGH-GROWTH MARKETS AND LESS RELIANCE ON REGULATED TELECOM BUSINESS

        . HUGE UPSIDE FOR VALUE OF NEWCO DATA BUSINESS - DATA ASSETS OF BEL AND GTE VIRTUALLY UNREALIZED, UNRECOGNIZED TODAY

 .  IN FACT, WHEN YOU LOOK AT OUR HISTORY OF DELIVERING ON OUR FINANCIAL TARGETS
   AND EXECUTING OUR MERGER PLANS - AND WHEN YOU CONSIDER THE PREMIER COMPETITIVE POSITION OF OUR NEW COMPANY IN THE MARKETPLACE, BOTH NATIONALLY AND GLOBALLY -WE SEE OPPORTUNITIES TO TRADE AT THE PREMIUM TRADITIONALLY
                                                      -------
   AFFORDED TO THE MARKET LEADER.

 .  HOWEVER YOU DO THE MATH, IT'S CLEAR THAT THE MERGER ADDRESSES THE MAJOR
   INVESTOR CONCERNS THAT HAVE BEEN OVERHANGING BOTH STOCKS AND KEEPING US BOTH TRADING AT A MARKET DISCOUNT [SLIDE 28]:
                                 --------

   1.  REVENUE GROWTH - MERGER ACCELERATES US TO DOUBLE-DIGIT GROWTH
       --------------
   2.  EPS GROWTH - NEWCO WILL ACCELERATE TO 15%+ EPS GROWTH BY YEAR 3
       ----------

   3.  REGULATORY ISSUES - REGULATORY ISSUES REGARDING THE MERGER PROVING TO BE
       -----------------
       MANAGEABLE. MORE BROADLY, WE'RE REAPING THE BENEFITS OF OUR PRO-COMPETITIVE REGULATORY POLICY BY BECOMING THE FIRST RBOC IN LONG DISTANCE.

   4.  ASSET / GEOGRAPHIC PROFILE - MERGER GIVES US GREATER DIVERSITY IN TERMS
       --------------------------
       OF NATIONAL PRESENCE, LOCAL / DATA / WIRELESS ASSETS.

 .  IN SUMMARY - TO REITERATE WHAT CHUCK SAID - BEL / GTE WILL HAVE A STRONG
   FINANCIAL POSITION, WITH THE ASSETS AND MARKETS TO DRIVE EARNINGS GROWTH [SLIDE 29]:
    --------

        .  MERGER IS ACCRETIVE IN YEAR ONE
        .  CASH FLOW POSITIVE IN YEAR ONE
        .  10%+ REVENUE GROWTH BY YEAR THREE
        .  EPS GROWTH:
                .  13-15% FOR YEARS ONE AND TWO
                .  15%+ BY YEAR THREE

 .  GOING FORWARD, OUR MANAGEMENT TEAMS ARE FOCUSED ON DELIVERING THE POTENTIAL
   OF THIS POWERFUL COMBINATION [SLIDE 30]:
                                 --------

   .  NEW GLOBALLY BRANDED COMPANY
   .  PREMIER COMMUNICATIONS COMPANY
   .  AGGRESSIVE PARTICIPATION IN MARKET GROWTH
   .  DELIVER SYNERGIES
   .  FOCUSED STRATEGY TO EXECUTE MERGER SUPERBLY

 .  MERGER WILL CREATE SUSTAINABLE VALUE FOR SHAREOWNERS BY ESTABLISHING OUR NEW
   COMPANY AS ONE OF THE COMMUNICATION INDUSTRY'S GREAT GLOBAL FRANCHISES.